EXHIBIT 99.6

                          FRANKLYN RESOURCES III, INC.
                UNAUDITED COMBINED PRO FORMA FINANCIAL STATEMENTS
           INDEX TO UNAUDITED COMBINED PRO FORMA FINANCIAL STATEMENTS

Unaudited Combined Pro Forma Balance Sheet as of March 31, 2006             2

Unaudited Combined Pro Forma Statements
of Operations for the Three Months Ended
March 31, 2006 and for the Year Ended December 31, 2006                     3-4

Notes to Unaudited Combined Pro Forma Financial Statements                  5-6

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

                          FRANKLYN RESOURCES III, INC.
                   UNAUDITED COMBINED PRO FORMA BALANCE SHEET
                              As of March 31, 2006
                     (In thousands of United States dollars)

                                                  Qingdao
                                                  Sinogas
                                     Franklyn     General   Sinoenergy             Franklyn
                                     Resources   Machinery   Holding               Resources
                                     III, Inc.   Ltd. Corp.  Limited   Adjustment  III, Inc.
                                     --------    --------   --------    --------   --------
ASSETS
CURRENT ASSETS
Cash and cash equivalents            $     --    $    112   $     --               $    112
Accounts receivable (net)                  --                     --
  -Related parties                         --       1,347         --                  1,347
  - Third parties                          --       3,435         --                  3,435
Other receivables-                         --                     --
  -Related party                           --         236         --                    236
  -Third party                             --         917         --                    917
Deposits and prepayments                   --                     --
  -Related parties                         --       4,986         --                  4,986
  - Third parties                          --         951         --                    951
Inventories                                --       2,060         --                  2,060
                                     --------    --------   --------    --------   --------
TOTAL CURRENT ASSET                        --      14,044         --                 14,044
                                     ========    ========   ========   ========    ========

LONG TERM ASSETS
Property, plant and equipment (net)        --       3,470         --                  3,470
Intangible assets                          --         257         --                    257
Long term deferred tax asset               --          17         --                     17
TOTAL ASSETS                         $     --    $ 17,788   $     --               $ 17,788
                                     ========    ========   ========   ========    ========

CURRENT LIABILITIES
Short term loan                      $     --    $  2,495   $     --               $  2,495
Accounts payable-third party                3       1,213         --                  1,216
Other payables                             --                     --
  - Related party                          --         622         --                    622
  - Third parties                          --       1,057         --                  1,057
Accrued expenses                           --          24         --                     24
Warranty accrual                           --          19         --                     19
Advances from customers                    --       1,914         --                  1,914
Income taxes payable                       --       1,662         --                  1,662
Total current liabilities                   3       9,006         --                  9,009
                                     --------    --------   --------    --------   --------

LONG TERM DEFERRED TAX LIABILITIES         --          28         --                     28
MINORITY INTERESTS                         --         665         --                    665
                                     --------    --------   --------    --------   --------
TOTAL LIABILITIES                           3       9,699         --                  9,702

OWNERS' EQUITY
Common Stock           (2)                  3          --         50        (39)         14
Unpaid common stock    (2)                 --          --        (50)        50          --
Paid-in capital        (2)                 74       4,950         --        (91)      4,933
Capital surplus                            --          67         --                     67
Statutory surplus reserve fund             --         331         --                    331
Retained earnings                          --       2,566         --                  2,566
Development stage                         (80)         --         --         80          --
                                     --------    --------   --------    --------   --------
Accumulated other
comprehensive income                       --         173         --                    173
                                     --------    --------   --------    --------   --------
Total owners' equity                       (3)      8,088         --                  8,085
                                     --------    --------   --------    --------   --------
TOTAL LIABILITIES AND OWNERS'
EQUITY                               $     --    $ 17,788   $     --               $ 17,788
                                     ========    ========   ========   ========    ========

        See notes to unaudited combined pro forma financial information.

                          FRANKLYN RESOURCES III, INC.
              UNAUDITED COMBINED PRO FORMA STATEMENTS OF OPERATIONS
                    For the Three Months Ended March 31, 2006
                     (In thousands of United States dollars)

                                                       Qingdao
                                                       Sinogas                   Franklyn
                                                       General                   Resources
                                         Franklyn     Machinery    Sinoenergy    III, Inc.
                                         Resources     Limited       Holding     Combined
                                         III, Inc.   Corporation     Limited     Pro forma
                                         -------       -------       -------      -------
NET REVENUE                              $    --       $ 2,500       $    --      $ 2,500

COST OF REVENUE                               --        (1,245)           --       (1,245)
                                         -------       -------       -------      -------

GROSS PROFIT                                  --         1,255            --        1,255

OPERATING EXPENSES
  Selling expenses                            --            64            --           64
  General and administrative expenses          3           265            --          268
                                         -------       -------       -------      -------

TOTAL OPERATING EXPENSES                       3           329            --          332
                                         -------       -------       -------      -------

INCOME(LOSS) FROM OPERATIONS                  (3)          926            --          923

OTHER INCOME(EXPENSES)
  Other non-operating income                  --             2            --            2
  Interest expense                            --           (42)           --          (42)
  Other expenses                              --            (3)           --           (3)
                                         -------       -------       -------      -------
OTHER INCOME (LOSS) NET                       --           (43)           --          (43)

INCOME (LOSS) BEFORE INCOME TAXES             (3)          883            --          880
  Income tax                                  --          (313)           --         (313)
                                         -------       -------       -------      -------
INCOME (LOSS) BEFORE MINORITY INTEREST        (3)          570            --          567
  Minority interest                                         22            --           22
                                         -------       -------       -------      -------
NET INCOME                               $    (3)      $   548       $    --      $   545
                                         =======       =======       =======      =======

        See notes to unaudited combined pro forma financial information.

                          FRANKLYN RESOURCES III, INC.
              UNAUDITED COMBINED PRO FORMA STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 2005
                     (In thousands of United States dollars)

                                                        Qingdao
                                                        Sinogas                      Franklyn
                                                        General                      Resources
                                         Franklyn      Machinery       Sinoenergy    III, Inc.
                                         Resources      Limited         Holding      Combined
                                         III, Inc.    Corporation       Limited      Pro forma
                                         -------        -------        --------       -------
NET REVENUE                              $    --        $ 8,236        $     --       $ 8,236

COST OF REVENUE                               --         (3,821)             --        (3,821)
                                         -------        -------        --------       -------

GROSS PROFIT                                  --          4,415              --         4,415

OPERATING EXPENSES
  Selling expenses                            --            110              --           110
  General and administrative expenses          7            586              --           593
                                         -------        -------        --------       -------

TOTAL OPERATING EXPENSES                       7            695              --           703
                                         -------        -------        --------       -------

INCOME(LOSS) FROM OPERATIONS                  (7)         3,719              --         3,712

OTHER INCOME(EXPENSES)
  Other non-operating income                  --             76              --            76
  Interest expense                            --            (41)             --           (41)
  Other expenses                              --           (106)             --          (106)
                                         -------        -------        --------       -------
OTHER INCOME (LOSS) NET                       --            (71)             --           (71)

INCOME (LOSS) BEFORE INCOME TAXES             (7)         3,647              --         3,640
  Income tax                                  --         (1,173)             --        (1,173)
                                         -------        -------        --------       -------
INCOME (LOSS) BEFORE MINORITY INTEREST        (7)         2,474              --         2,467
  Minority interest                           --             14              --            14
                                         -------        -------        --------       -------
NET INCOME                               $    (7)       $ 2,460        $     --       $ 2,453
                                         =======        =======        ========       =======

        See notes to unaudited combined pro forma financial information.

                          FRANKLYN RESOURCES III, INC.
           NOTES TO UNAUDITED COMBINED PRO FORMA FINANCIAL STATEMENTS

1.    Introduction

Franklyn Resources III, Inc. ("Franklyn") was incorporated in Nevada. Effective on June 2, 2006, Franklyn entered into an Exchange Agreement ("Exchange Agreement") with Sinoenergy Holding Limited ("Sinoenergy"), an International Business Company incorporated in the British Virgin Islands, and each of the members of Sinoenergy (the "Sinoenergy BVI Members"). Qingdao Sinogas General Machinery Limited Corporation ("Sinogas"), a limited liability company under the Company Law of The People Republic of China. The closing of the transactions contemplated by the Exchange Agreement occurred on June 2, 2006. At the closing, pursuant to the terms of the Exchange Agreement, Franklyn acquired all of the outstanding capital stock and ownership interests of Sinoenergy from the Sinoenergy BVI Members, and the Sinoenergy BVI Members contributed all of their interests in Sinoenergy to Franklyn. In exchange, Franklyn issued to the Sinoenergy BVI Members 14,215,385 shares of Common Stock. At the closing, Sinoenergy became a wholly-owned subsidiary of Franklyn. Sinoenergy, in turn, owns all of the registered capital of Sinogas, a wholly foreign owned enterprise ("WFOE") registered under the wholly foreign-owned enterprises laws of the PRC.

Under generally accepted accounting principles, both acquisitions described above are considered to be capital transactions in substance, rather than business combinations. That is, the acquisitions are equivalent, in the merger of Sinoenergy and Sinogas, to the issuance of stock by Sinogas for the net monetary assets of Sinoenergy, and in the Franklyn/Sinoenergy merger, the issuance of stock by Sinoenergy for the net monetary assets of Franklyn. Each transaction is accompanied by a recapitalization, and is accounted for as a change in capital structure. Accordingly, the accounting for the acquisition is identical to that resulting from a reverse acquisition, except that no goodwill is recorded. Under reverse takeover accounting, the comparative historical financial statements in the Franklyn/Sinoenergy merger of the "legal acquirer", Franklyn, are those of the "accounting acquirer", Sinoenergy.

The unaudited pro forma financial information has been prepared giving pro forma effects on the statements of operations for the year ended December 31, 2005 and for the three months ended March 31, 2006 as if the transaction occurred on January 1, 2005. The pro forma balance sheet assumes the transaction occurred on the balance sheet date.

The unaudited pro forma financial information is based upon the historical financial statements of Franklyn, Sinoenergy, and Sinogas as of and for the year ended December 31, 2005 and for the three months ended March 31, 2006 after giving effect to pro forma adjustments described in Note 2.

                          FRANKLYN RESOURCES III, INC.
     NOTES TO UNAUDITED COMBINED PRO FORMA FINANCIAL STATEMENTS (Continued)

The unaudited pro forma financial information does not purport to represent what the results of operations of Franklyn, Sinoenergy, and Sinogas would actually have been if the events described above had in fact occurred at the beginning of 2005, or any other date, or to project the net profit of Franklyn, Sinoenergy, and Sinogas for any future period. The adjustments are based on currently available information and certain estimates and assumptions. However, management believes that the assumptions provide a reasonable basis for presenting the unaudited pro forma financial information and those pro forma adjustments give effect to those assumptions and are properly applied in the unaudited pro forma financial information.

2. Pro forma Adjustments

The adjustments in the combined pro forma balance sheet represent the following:

(a) elimination of common stock of Sinoenergy, the BVI company;

(b) elimination of accumulated deficit of Franklyn; and

(c) Pursuant to the Securities Exchange Agreement, Franklyn acquired 3,305,000 share of common stock, par value $0.001 per share, and issued 14,584,385 share of common stock, par value $0.001 per share, to the stockholders of Sinoenergy (14,215,385 Shares are original shareholders of Sinoenergy and 369,000 Shares to new investors), representing approximately 99.8% of the Franklyn post-exchange issues and outstanding common stock, in exchange for 100% of the outstanding capital stock of Sinoenergy. The Company presently carries on the business of Qingdao Sinogas General Machinery Limited Corporation, a Chinese corporation and Sinoenergy's wholly-owned subsidiary, or Sinogas.

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